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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



        Date of Report (Date of earliest event reported) March 8, 1999
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                       Learning Tree International, Inc.
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            (Exact name of Registrant as specified in its charter)


         Delaware                         0-27248                95-3133814
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(State or other jurisdiction of         Commission           (I.R.S. Employer
 incorporation or organization)         file number          identification No.)


              6053 West Century Boulevard, Los Angeles, CA  90045
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              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code   (310) 417-9700
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Item 5.  Other Events.

         On March 8, 1999, the Board of Directors of Learning Tree International, Inc. (the "Company") authorized the management of the Company to repurchase up to 1,000,000 shares of the Common Stock of the Company. The Company expects to make purchases through open-market transactions based upon market conditions and subject to Rule 10b-18 of the Securities Exchange Act of 1934. There can be no assurance that the Company will acquire all of the shares which it has been authorized to repurchase. The Board of Directors may authorize additional repurchases of Common Stock in the future. The full text of the Company's press release is attached as Exhibit 99.1 which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         c)  Exhibits.

             99.1 Press release dated March 9, 1999 issued by the Company regarding the Company's Common Stock repurchase program

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEARNING TREE INTERNATIONAL, INC.



Dated:  March 12, 1999              By:    /s/ Gary R. Wright
                                           -------------------------------------
                                           Gary R. Wright
                                           Chief Financial Officer and Secretary

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